                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                         ----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)            November 16, 1998
                                                      -------------------------

The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of The Money Store Trust Series 1998-C) and each of the Originators listed on Schedule A attached hereto.

                              The Money Store, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


New Jersey
----------
                                                                     Applied for
                                                                     -----------
State or other            (Commission                             (IRS Employer
jurisdiction of           File Number)                             ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
---------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                             (908) 686-2000
                                                                  -------------
                           n/a
---------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5          Other Events
                ------------


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the November 16, 1998 Remittance Date.


Item 7          Financial Statements and Exhibits
                ---------------------------------


     The quarterly financial statement for the period ended September 30, 1997 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                  THE MONEY STORE INC.


                                                  By: /s/ Harry Puglisi
                                                  ------------------------------
                                                            Harry Puglisi
                                                              Treasurer




             Dated:    November 30, 1998

                                   Schedule A

                               List of Originators
                               -------------------

                                     1998-C
                                     ------



                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/Kentucky Inc.
                        The Money Store Home Equity Corp.
                                TMS Mortgage Inc.

                        TRUST ADMINISTRATOR'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 7.10 OF THE SALE AND SERVICING AGREEMENT DATED AS OF AUGUST 31,1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-C FOR THE NOVEMBER 10, 1998 DETERMINATION DATE.

                                                                      POOL I                               POOL II
1.  AGGREGATE AMOUNT RECEIVED                                           $9,793,466.18                    $7,954,072.50
    ADJ: RECALCULATION                                                           0.00                             0.00
                                                                   ------------------                 ----------------

                                                                         9,793,466.18                     7,954,072.50


    LESS: SERVICE FEE                                                       99,002.84                        58,350.07
          CONTINGENCY FEE                                                   99,002.84                        58,350.07
          OTHER SERVICER FEES (Late Charges / Escrow)                       60,115.87                        63,605.07
          UNREIMBURSED MONTHLY ADVANCES                                          0.00                             0.00
                                                                   ------------------                 ----------------

                                                                           258,121.55                       180,305.21

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
              COMPENSATING INTEREST (6.12)                                 285,215.32                       532,255.96


                                                                   ------------------                 ----------------

                                                                           285,215.32                       532,255.96


    LESS: EXCESS SPREAD (I-19)                                           1,794,087.08                     1,039,912.74


                                                                   ------------------                 ----------------
    AVAILABLE REMITTANCE AMOUNT                                          8,026,472.87                     7,266,110.50
                                                                   ==================                 ================


2.  (A) CLASS AF-1 PRINCIPAL BALANCE AS REPORTED
           IN PRIOR SERVICER'S CERTIFICATE                                             398,031,000.00

    (B) CLASS AF-2 PRINCIPAL BALANCE AS REPORTED
           IN PRIOR SERVICER'S CERTIFICATE                                             132,677,000.00

    (C) CLASS AV PRINCIPAL BALANCE AS REPORTED
           IN PRIOR SERVICER'S CERTIFICATE                                             357,368,000.00

3. PRINCIPAL DISTRIBUTION AMOUNTS :
   CLASS AF-1                                                     4,137,000.00
   CLASS AF-2                                                     1,379,000.00

  TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT :                    5,516,000.00

   CLASS AV (POOL II) PRINCIPAL DISTRIBUTION                      5,546,000.00

4. TOTAL AMOUNT OF POOL I AND II INSURED PAYMENTS
   POOL I INSURED PAYMENT                                                 0.00
   POOL II INSURED PAYMENT                                                0.00

5. CURRENT INTEREST REQUIREMENTS
   CLASS AF-1                                                     2,009,115.43
   CLASS AF-2                                                       645,694.73
   CLASS AV                                                       1,800,686.82

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD                           # ACCOUNTS           DOLLARS
         POOL I                                 94                3,657,933.07
         POOL II                                39                3,914,590.81

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD
         POOL I                                                   1,052,127.74
         POOL II                                                    408,193.85

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD
         POOL I                                                     625,720.81
         POOL II                                                    168,525.65

9.  AMOUNT OF INTEREST RECEIVED
         POOL I                                                   4,217,968.69
         POOL II                                                  2,344,899.64

10. (A) AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
        INTEREST TO BE MADE ON THE DETERMINATION DATE
        TO BE DEPOSITED IN THE CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
         POOL I                                                           0.00
         POOL II                                                          0.00

    (B) AMOUNT OF COMPENSATING INTEREST
         POOL I                                                           0.00
         POOL II                                                          0.00


11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. THE AMOUNT OF REALIZED LOSSES DURING
    DUE PERIOD
                  POOL I                                                                   0.00
                  POOL II                                                                  0.00

13. CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                      2,009,115.43
         (B) PRINCIPAL DISTRIBUTION AMOUNT                     4,137,000.00
         (C) CARRY FORWARD AMOUNT                                      0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                            0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                                         6,146,115.43

    CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                        645,694.73
         (B) PRINCIPAL DISTRIBUTION AMOUNT                     1,379,000.00
         (C) CARRY FORWARD AMOUNT                                      0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                            0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                                         2,024,694.73

    POOL I REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                      2,654,810.16
         (B) PRINCIPAL DISTRIBUTION AMOUNT                     5,516,000.00
         (C) CARRY FORWARD AMOUNT                                      0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                            0.00

         TOTAL POOL I REMITTANCE AMOUNT                                            8,170,810.16

    CLASS AV REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                      1,800,686.82
         (B) PRINCIPAL DISTRIBUTION AMOUNT                     5,546,000.00
         (C) CARRY FORWARD AMOUNT                                      0.00
         (D) MONTHLY ADVANCE FOR BANKRUPTCY                            0.00

         TOTAL CLASS AV REMITTANCE AMOUNT                                          7,346,686.82

14. (A) REIMBURSABLE AMOUNTS
    (B) CERTIFICATE REMITTANCE AMOUNT

                  POOL I                                                           1,595,463.02
                  POOL II                                                            922,780.39

15. (A) CLASS AF-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                       393,894,000.00

    (B) CLASS AF-2 PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                   131,298,000.00

    (J) CLASS AV PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                   351,822,000.00

    (S) TOTAL POOL I PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                   525,192,000.00

    (T) TOTAL POOL II PRINCIPAL BALANCE AFTER
            DISTRIBUTION TO BE MADE ON THE
            REMITTANCE DATE AND AFTER ALLOCATION
            OF REALIZED LOSSES                                   351,822,000.00

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL I AND II)            100.00%

    (B) EXCESS SPREAD (POOL I)                                     1,794,087.08
        EXCESS SPREAD (POOL II)                                    1,039,912.74

        TOTAL EXCESS SPREAD (POOL I and II)                        2,833,999.82

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                              0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL II                             0.00

        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I and II                 0.00

17. CUMULATIVE REALIZED LOSSES
                  POOL I                                                   0.00
                  POOL II                                                  0.00

18. (A) THE WEIGHTED AVERAGE MATURITY
                  POOL I                                                283.648
                  POOL II                                               356.553

    (B) THE WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE
                  POOL I                                                10.624%
                  POOL II                                               10.051%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
               POOL I                                                                                        99,002.84
               POOL II                                                                                       58,350.07

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
               POOL I                                                                                        99,002.84
               POOL II                                                                                       58,350.07

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
               POOL I                                                                                         5,638.77
               POOL II                                                                                        3,797.04

    (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
               POOL I                                                                                        48,648.00
               POOL II                                                                                       32,759.00

    (E) TRUST ADMINISTRATOR FEE
               POOL I                                                                                         3,759.18
               POOL II                                                                                        3,275.88

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE                                     POOL I                    POOL II
    SERVICERS PURSUANT TO:
           (A) SECTION 4.04 (b)                                                               0.00                0.00
           (B) SECTION 4.04 (c)                                                               0.00                0.00
           (C) SECTION 4.04 (d)(ii)                                                           0.00                0.00
           (D) SECTION 4.04 (e)                                                               0.00                0.00
           (E) SECTION 4.04 (f)(i)                                                      198,005.68          116,700.14

21. CLASS A
    CURRENT CLASS AF-1 PRINCIPAL BALANCE                                            393,894,000.00          0.98166729
    ORIGINAL CLASS AF-1 PRINCIPAL BALANCE                                           401,250,000.00

    CLASS AF-2 POOL FACTOR (I-5):
    CURRENT CLASS AF-2 PRINCIPAL BALANCE                                            131,298,000.00          0.98166729
    ORIGINAL CLASS AF-2 PRINCIPAL BALANCE                                           133,750,000.00

    POOL I FACTOR:
    CURRENT POOL I PRINCIPAL BALANCE                                                525,192,000.00          0.98166729
    ORIGINAL POOL I PRINCIPAL BALANCE                                               535,000,000.00

    CLASS AV (POOL II) FACTOR:
    CURRENT CLASS AV PRINCIPAL BALANCE                                              351,822,000.00          0.97728333
    ORIGINAL CLASS AV PRINCIPAL BALANCE                                             360,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
           POOL I                                                                                              10.624%
           POOL II                                                                                             10.051%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
           POOL I                                                                                              10.001%
           POOL II                                                                                              9.428%

    (C) WEIGHTED AVERAGE CLASS AF-1 AND CLASS AF-2,                                                             5.750%

           CLASS AV ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                      5.791%

                                                                        ---------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                        09/30/98                   10/31/98
                                                                        ---------------------------------------------------
           POOL I                                                           10.630%                   10.624%
           POOL II                                                          10.053%                   10.051%

23. CLASS AF-1 REMITTANCE RATE                                      5.67859%
    CLASS AF-2 REMITTANCE RATE                                       5.4750%
    CLASS AV REMITTANCE RATE                                        5.66859%

    IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
    LIBOR PLUS MARGIN OR AUCTION RATE FOR CLASS AH-1               N/A
                                                  CLASS AH-2       N/A
                                                  CLASS AV         N/A

24. LIBOR RATE                                                      5.40859%
    AUCTION RATE                                                    5.47500%

25. CLASS AF-1 NET FUNDS CAP                                        10.0073%
    CLASS AF-2 NET FUNDS CAP                                        10.0073%
    CLASS AV NET FUNDS CAP                                           9.4303%

26. CLASS AV CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER               0.00

27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
        INTEREST CARRYOVER                                              0.00
    (B) LIBOR INTEREST CARRYOVER BALANCE                                0.00

28. (A) SUPPLEMENTAL INTEREST AMOUNT                                    0.00

    (B) SUPPLEMENTAL INTEREST PAYMENT                                   0.00

    (C) SUPPLEMENTAL INTEREST EXCESS                                    0.00

29. SPREAD BALANCE

30. SPECIFIED SPREAD ACCOUNT REQUIREMENT
        POOL I                                                 20,062,500.00
        POOL II                                                20,880,000.00


                                                         EXHIBIT O (POOL I)
                             REMIC DELINQUENCIES AS OF - OCTOBER 31, 1998

REMIC              OUTSTANDING           #
SERIES             DOLLARS               ACCOUNTS        RANGES                       AMOUNT         NO      PCT
      1998-C-I          $525,192,767.69           10,320  1 TO 29 DAYS              37,245,919.00      794    7.09%
                                                         30 TO 59 DAYS               7,568,350.64      135    1.44%
                                                         60 TO 89 DAYS               1,517,969.16       30    0.29%
                                                         90 AND OVER                   339,427.31        6    0.06%

                                                         FORECLOSURE                   416,193.56        7    0.08%
                                                         REO PROPERTY                        0.00        0    0.00%


                                                         TOTALS                    $47,087,859.67      972    8.97%
                                                                                 ==================================


                                                         EXHIBIT O (POOL II)

                             REMIC DELINQUENCIES AS OF - OCTOBER 31, 1998
REMIC              OUTSTANDING             #
SERIES             DOLLARS                 ACCOUNTS      RANGES                        AMOUNT          NO      PCT
      1998-C-II         $351,823,066.70            4,136  1 TO 29 DAYS              21,659,355.93      263    6.16%
                                                         30 TO 59 DAYS               4,672,529.57       51    1.33%
                                                         60 TO 89 DAYS               1,183,704.17       12    0.34%
                                                         90 AND OVER                   246,958.25        2    0.07%

                                                         FORECLOSURE                   145,545.28        2    0.04%
                                                         REO PROPERTY                        0.00        0    0.00%


                                                         TOTALS                    $27,908,093.20      330    7.93%
                                                                                ================================

1998-C

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

                                                                  POOL I

SUBCLAUSE               CLASS AF-1              CLASS AF-2             CLASS AV
--------------------------------------------------------------------------------

(ii)                        991.98                  991.98               992.69

(vi)                          6.84                    6.84                10.87

(vii)                         1.97                    1.97                 1.13

(viii)                        1.51                    1.51                 3.40

(xiii)  (a)                   5.01                    4.83                 5.00
        (b)                  10.31                   10.31                15.41
        (c)                   0.00                    0.00                 0.00
        (d)                   0.00                    0.00                 0.00

(xv)                        981.67                  981.67               977.28

(xxxvi)                       0.00                    0.00                 0.00